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                                                                   EXHIBIT 10(e)


            SERVICE REQUEST



                   PLATINUM
---------------------------
                   INVESTOR
---------------------------
      AMERICAN GENERAL LIFE

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PLATINUM INVESTOR--FIXED DIVISION                               Neuberger Berman Advisers Management Trust
                                                                ------------------------------------------
 . Division 125 - Declared Fixed Interest Account
                                                                . Division 241 - Mid-Cap Growth
PLATINUM INVESTOR--VARIABLE DIVISIONS
                                                                North American Funds Variable Product Series I
AIM Variable Insurance Funds                                    ----------------------------------------------
----------------------------
                                                                . Division 128 - International Equities
 . Division 126 - AIM V.I. International Equity
                                                                . Division 129 - MidCap Index
 . Division 127 - AIM V.I. Value
                                                                . Division 130 - Money Market
American Century Variable Portfolios. Inc.
------------------------------------------                      . Division 225 - Nasdaq-100 Index

 . Division 224 - VP Value                                       . Division 227 - Science & Technology

Ayco Series Trust                                               . Division 226 - Small Cap Index
-----------------
                                                                . Division 131 - Stock Index
 . Division 228 - Ayco Large Cap Growth Fund I
                                                                PIMCO Variable Insurance Trust
Dreyfus Investment Portfolios                                   ------------------------------
-----------------------------
                                                                . Division 243 - PIMCO Real Return Bond
 . Division 229 - MidCap Stock
                                                                . Division 242 - PIMCO Short-Term Bond
Dreyfus Variable Investment Fund
--------------------------------                                . Division 244 - PIMCO Total Return Bond

 . Division 132 - Quality Bond                                   Putnam Variable Trust
                                                                ---------------------
 . Division 133 - Small Cap
                                                                . Division 137 - Putnam VT Diversified Income
Fidelity Variable Insurance Products Fund
-----------------------------------------                       . Division 138 - Putnam VT Growth and Income

 . Division 233 - VIP Asset Manager                              . Division 139 - Putnam VT Int'l Growth and Income

 . Division 232 - VIP Contrafund                                 SAFECO Resource Series Trust
                                                                ----------------------------
 . Division 230 - VIP Equity-Income
                                                                . Division 140 - Equity
 . Division 231 - VIP Growth
                                                                . Division 141 - Growth Opportunities
Janus Aspen Series - Service Shares
-----------------------------------                             The Universal Institutional Funds, Inc.
                                                                ---------------------------------------
 . Division 236 - Aggressive Growth
                                                                . Division 135 - Equity Growth
 . Division 234 - International Growth
                                                                . Division 136 - High Yield
 . Division 235 - Worldwide Growth
                                                                Vanguard Variable Insurance Fund
J.P. Morgan Series Trust II                                     -------------------------------
---------------------------
                                                                . Division 245 - High Yield Bond
 . Division 237 - J.P. Morgan Small Company
                                                                . Division 246 - REIT Index
MFS Variable Insurance Trust
----------------------------                                    Van Kampen Life Investment Trust
                                                                --------------------------------
 . Division 239 - MFS Capital Opportunities
                                                                . Division 142 - Strategic Stock
 . Division 134 - MFS Emerging Growth
                                                                Warburg Pincus Trust
 . Division 240 - MFS New Discovery                              --------------------

 . Division 238 - MFS Research                                   . Division 247 -Small Company Growth



L 8993 REV 0900
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 Complete and return this request to:        American General Life Insurance Company ("AGL")                AMERICAN
  Variable Universal Life Operations              Member American General Financial Group                       GENERAL
 PO Box 4880 Houston, TX 77210-4880                         Houston, Texas                                     FINANCIAL GROUP
  (888) 325-9315 or Hearing Impaired
        (TDD): (888) 436-5258
    Toll-Free Fax: (877) 445-3098              VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST

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  [_]  POLICY           1.  | POLICY #:_________________________________ INSURED:_____________________________________________
       IDENTIFICATION       | ADDRESS:________________________________________________________________ New Address (yes) (no)
COMPLETE THIS SECTION FOR   | Primary Owner (if other than insured):_______________________________
      ALL REQUESTS.         | Address:________________________________________________________________ New Address (yes) (no)
                            | Primary Owner's S.S. No.or Tax I.D. No.______________ Phone Number:(   )_____-_________________
                            | Joint Owner (if applicable):___________________________________________________________________
                            | Address:________________________________________________________________ New Address (yes) (no)
-----------------------------------------------------------------------------------------------------------------------------
  [_]  NAME             2.  | Change Name Of: (Circle One)     Insured    Owner   Payor   Beneficiary
       CHANGE               |
Complete this section if    | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
 the name of one of the     | __________________________________________________    __________________________________________
Insured, Owner, Payor or    |
Beneficiary has changed.    | Reason for Change: (Circle One) Marriage   Divorce   Correction   Other (Attach copy of legal proof)
 (Please note, this does    |
 not change the Insured,    |
     Owner, Payor or        |
Beneficiary designation)    |
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  [_]  CHANGE IN        3.  | INVESTMENT DIVISION                  PREM   DED      INVESTMENT DIVISION              PREM    DED
       ALLOCATION           | (125) Declared Fixed Interest                        Neuberger Berman Advisers Management Trust
       PERCENTAGES          |       Account                        ______% ______% (241) Mid-Cap Growth             ______% ______%
   Use this section to      | AIM Variable Insurance Funds
indicate how premiums or    | (126) AIM V.I. International Equity  ______% ______% North American Funds Variable Product Series I
monthly deductions are to   | (127) AIM V.I. Value                 ______% ______% (128) International Equities     ______% ______%
   be allocated. Total      |                                                      (129) MidCap Index               ______% ______%
allocation in each column   | American Century Variable Portfolios, Inc.           (130) Money Market               ______% ______%
 must equal 100%; whole     | (224) VP Value                       ______% ______% (225) Nasdaq-100 Index           ______% ______%
      numbers only.         |                                                      (227) Science & Technology       ______% ______%
                            | Ayco Series Trust                                    (226) Small Cap Index            ______% ______%
                            | (228) Ayco Large Cap Growth Fund 1   ______% ______% (131) Stock Index                ______% ______%
                            |
                            | Dreyfus Investment Portfolios                        PIMCO Variable Insurance Trust
                            | (229) Midcap Stock                   ______% ______% (243) PIMCO Real Return Bond     ______% ______%
                            |                                                      (242) PIMCO Short-Term Bond      ______% ______%
                            | Dreyfus Variable Investment Fund                     (244) PIMCO Total Return Bond    ______% ______%
                            | (132) Quality Bond                   ______% ______%
                            | (133) Small Cap                      ______% ______% Putnam Variable Trust
                            |                                                      (137) Putnam VT Diversified
                            | Fidelity Variable Insurance Products Fund                  Income                     ______% ______%
                            | (233) VIP Asset Manager              ______% ______% (138) Putnam VT Growth and
                            | (232) VIP Contrafund                 ______% ______%       Income                     ______% ______%
                            | (230) VIP Equity Income              ______% ______% (139) Putnam VT Int'l Growth and
                            | (231) VIP Growth                     ______% ______%       Income                     ______% ______%
                            |
                            | Janus Aspen Series - Service Shares                  SAFECO Resource Series Trust
                            | (236) Aggressive Growth              ______% ______% (140) Equity                     ______% ______%
                            | (234) International Growth           ______% ______% (141) Growth Opportunities       ______% ______%
                            | (235) Worldwide Growth               ______% ______%
                            |                                                      The Universal Institutional Funds, Inc.
                            | J.P Morgan Series Trust II                           (135) Equity Growth              ______% ______%
                            | (237) J.P Morgan Small Company       ______% ______% (136) High Yield                 ______% ______%
                            |
                            | MFS Variable Insurance Trust                         Vanguard Variable Insurance Fund
                            | (239) MFS Capital Opportunities      ______% ______% (245) High Yield Bond            ______% ______%
                            | (134) MFS Emerging Growth            ______% ______% (246) REIT Index                 ______% ______%
                            | (240) MFS New Discovery              ______% ______%
                            | (238) MFS Research                   ______% ______% Van Kampen Life Investment Trust
                            |                                                      (142) Strategic Stock            ______% ______%
                            |
                            |                                                      Warburg Pincus Trust
                            |                                                      (247) Small Company Growth       ______% ______%
                            |
                            |                                                      Other:_______________________    ______% ______%
                            |
                            |                                                                                        100%    100%
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  [_]  MODE OF          4.  | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM              |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING      |
       METHOD CHANGE        | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
Use this section to change  |                                                         Bank Draft Authorization Form and "Void"
   the billing frequency    |                                                         Check)
 and/or method of premium   |
  payment. Note, however,   | Start Date: ________/ _______/ _________
that AGL will not bill you  |
on a direct monthly basis.  |
 Refer to your policy and   |
its related prospectus for  |
    further information     |
    concerning minimum      |
   premiums and billing     |
         options.           |
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  [_]  LOST POLICY      5.  | I/We hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE          |  ______LOST ______DESTROYED ______OTHER.
 Complete this section if   |
applying for a Certificate  | Unless I/we have directed cancellation of the policy, I/we request that a:
 of Insurance or duplicate  |
 policy to replace a lost   |             _______Certificate of Insurance at no charge
 or misplaced policy. If a  |
 full duplicate policy is   |             _______Full duplicate policy at a charge of $25
 being requested, a check   |
  or money order for S25    | be issued to me/us. If the original policy is located, I/we will return the Certificate
  payable to AGL must be    | or duplicate policy to AGL for cancellation.
    submitted with this     |
         request.           |
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  [_]  DOLLAR COST      6.  | DESIGNATE the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING            | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
   ($5,000 minimum initial  | I want: $________________ ($100 minimum) taken from the Money Market Division and transferred to
   accumulation value) An   | the following Divisions:
   amount may be deducted   |
    periodically from the   | AIM Variable Insurance Funds                       Neuberger Berman Advisers Management Trust
  Money Market Division and | (126) AIM V.I. International Equity    $________   (241) Mid-Cap Growth                     $________
  placed in one or more of  | (127) AIM V.I. Value                   $________
  the Divisions listed. The |                                                    North American Funds Variable Product Series I
   Declared Fixed Interest  | American Century Variable Portfolios, Inc.         (128) International Equities             $________
  Account is not available  | (224) VP Value                         $________   (129) Midcap Index                       $________
 for Dollar Cost Averaging. |                                                    (225) Nasdaq-100 Index                   $________
     Please refer to the    | Ayco Series Trust                                  (227) Science & Technology               $________
     prospectus for more    | (228) Ayco Large Cap Growth Fund I     $________   (226) Small Cap Index                    $________
  information on the Dollar |                                                    (131) Stock Index                        $________
   Cost Averaging Option.   | Dreyfus Investment Portfolios
                            | (229) Midcap Stock                     $________   PIMCO Variable Insurance Trust
                            |                                                    (243) PIMCO Real Return Bond             $________
                            | Dreyfus Variable Investment Fund                   (242) PIMCO Short-Term Bond              $________
                            | (132) Quality Bond                     $________   (244) PIMCO Total Return Bond            $________
                            | (133) Small Cap                        $________
                            |                                                    Putnam Variable Trust
                            | Fidelity Variable Insurance Products Fund          (137) Putnam VT Diversified Income       $________
                            | (233) VIP Asset Manager                $________   (138) Putnam VT Growth and Income        $________
                            | (232) VIP Contrafund                   $________   (139) Putnam VT Int'l Growth and Income  $________
                            | (230) VIP Equity-Income                $________
                            | (231) VIP Growth                       $________   SAFECO Resource Series Trust
                            |                                                    (140) Equity                             $________
                            | Janus Aspen Series - Service Shares                (141) Growth Opportunities               $________
                            | (236) Aggressive Growth                $________
                            | (234) International Growth             $________   The Universal Institutional Funds, Inc.
                            | (235) Worldwide Growth                 $________   (135) Equity Growth                      $________
                            |                                                    (136) High Yield                         $________
                            | J.P Morgan Series Trust II
                            | (237) J.P Morgan Small Company         $________   Vanguard Variable Insurance Fund
                            |                                                    (245) High Yield Bond                    $________
                            | MFS Variable Insurance Trust                       (246) REIT Index                         $________
                            | (239) MFS Capital Opportunities        $________
                            | (134) MFS Emerging Growth              $________   Van Kampen Life Investment Trust
                            | (240) MFS New Discovery                $________   (142) Strategic Stock                    $________
                            | (238) MFS Research                     $________
                            |                                                    Warburg Pincus Trust
                            |                                                    (247) Small Company Growth               $________
                            |
                            |                                                    Other                                    $________
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L 8993 REV 0900                                         PAGE 3 OF 5
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  [_]  AUTOMATIC        7.  |
       REBALANCING          | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
       ($5,000 minimum      |
   accumulation value) Use  |              (Division Name or Number)                        (Division Name or Number)
  this section to apply for |
     or make changes to     | _______% : ___________________________________     _______%  : ________________________________
  Automatic Rebalancing of  | _______% : ___________________________________     _______%  : ________________________________
   the variable divisions.  | _______% : ___________________________________     _______%  : ________________________________
     Please refer to the    | _______% : ___________________________________     _______%  : ________________________________
     prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
     information on the     | _______% : ___________________________________     _______%  : ________________________________
    Automatic Rebalancing   | _______% : ___________________________________     _______%  : ________________________________
 Option. This option is not | _______% : ___________________________________     _______%  : ________________________________
 available while the Dollar | _______% : ___________________________________     _______%  : ________________________________
  Cost Averaging Option is  | _______% : ___________________________________     _______%  : ________________________________
           in use.          |
                            |
                            | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
----------------------------|------------------------------------------------------------------------------------------------
  [_]  TELEPHONE        8.  | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE            | among the Variable Divisions and Declared Fixed Interest Account and to change allocations for
       AUTHORIZATION        | future purchase payments and monthly deductions.
 Complete this section if   |
  you are applying for or   | Initial the designation you prefer:
revoking current telephone  | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
        privileges.         |
                            | _________Policy Owner(s) AND Agent/Registered Representative who is appointed to represent AGL
                            |          and the firm authorized to service my policy.
                            |
                            | AGL and any person designated by this authorization will not be responsible for any claim,
                            | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                            | in good faith, including losses due to telephone instruction communication errors. AGL's
                            | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                            | received, will be limited to correction of the allocations on a current basis. If an error,
                            | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                            | within five working days from the receipt of the confirmation of the transaction from AGL. I
                            | understand that this authorization is subject to the terms and provisions of my policy and its
                            | related prospectus. This authorization will remain in effect until my written notice of its
                            | revocation is received by AGL at the address printed on the top of this service request form.
                            |
                            | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
----------------------------|-------------------------------------------------------------------------------------------------
 [_]  CORRECT AGE       9.  | Name of Insured for whom this correction is submitted:_______________________________
    Use this section to     |
  correct the age of any    |
 person covered under this  | Correct DOB: _________/____________ /_____________
   policy. Proof of the     |
correct date of birth must  |
  accompany this request.   |
----------------------------|-------------------------------------------------------------------------------------------------
 [_]  TRANSFER OF       10. |                                     (Division Name or Number)         (Division Name or Number)
      ACCUMULATED           |
      VALUES                | Transfer $_______ or _______% from ____________________________ to _____________________________
   Use this section if you  |
 want to move money between | Transfer $_______ or _______% from ____________________________ to _____________________________
   divisions. Withdrawals   |
   from the Declared Fixed  | Transfer $_______ or _______% from ____________________________ to _____________________________
    Interest Account are    |
  limited to 60 days after  | Transfer $_______ or _______% from ____________________________ to _____________________________
 the policy anniversary and |
 to no more than 25% of the | Transfer $_______ or _______% from ____________________________ to _____________________________
   total unloaned value of  |
     the Declared Fixed     | Transfer $_______ or _______% from ____________________________ to _____________________________
   Interest Account on the  |
  policy anniversary. If a  | Transfer $_______ or _______% from ____________________________ to _____________________________
     transfer causes the    |
 balance in any division to | Transfer $_______ or _______% from ____________________________ to _____________________________
    drop below $500, AGL    |
    reserves the right to   | Transfer $_______ or _______% from ____________________________ to _____________________________
   transfer the remaining   |
   balance. Amounts to be   | Transfer $_______ or _______% from ____________________________ to _____________________________
    transferred should be   |
    indicated in dollar or  |
     percentage amounts,    |
   maintaining consistency  |
         throughout.        |
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L 8993 REV 0900                                                     PAGE 4 OF 5
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 [_]  REQUEST FOR       11. |
      PARTIAL               | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/            | ______I request a loan in the amount of $_____.
      POLICY LOAN           | ______I request the maximum loan amount available from my policy.
  Use this section to apply |
   for a partial surrender  |
     from or policy loan    | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 against policy values. For | percentages in effect, if available; otherwise they are taken pro-rata from the Declared Fixed
    detailed information    | Interest Account and Variable Divisions in use.
    concerning these two    |
   options please refer to  | ________________________________________________________________________________________________
     your policy and its    |
   related prospectus. If   | ________________________________________________________________________________________________
   applying for a partial   |
    surrender be sure to    | ________________________________________________________________________________________________
   complete the Notice of   |
   Withholding section of   | ________________________________________________________________________________________________
   this Service Request in  |
  addition to this section. |
                            |
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 [_]  NOTICE OF         12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING           | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if    | apply. Withholding of state income tax may also be required by your state of residence. You may
 you have applied for a     | elect not to have withholding apply by checking the appropriate box below. If you elect not to
  partial surrender in      | have withholding apply to your distribution or if you do not have enough income tax withheld,
       Section 11.          | you may be responsible for payment of estimated tax. You may incur penalties under the
                            | estimated tax rules, if your withholding and estimated tax are not sufficient.
                            |
                            | Check one: ________I do want income tax withheld from this distribution.
                            |
                            |            ________I do not want income tax withheld from this distribution.
                            |
                            | If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
                            |
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 [_]  AFFIRMATION/      13. | CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is
      SIGNATURE             | my correct taxpayer identification number and; (2) that I am not subject to backup withholding
Complete this section for   | under Section 3406(a)(1)(C) of the Internal Revenue Code.
      ALL requests.         |
                            | The Internal Revenue Service does not require your consent to any provision of this document
                            | other than the certification required to avoid backup withholding.
                            |
                            | Dated at_______________this___________day of______________________________________,__________
                            |
                            | X______________________________________________   X__________________________________________
                            |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                            |
                            | X______________________________________________   X__________________________________________
                            |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                            |
                            | X______________________________________________   X__________________________________________
                            |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                            |
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